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                                                               EXHIBIT 23.6

                      CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 30, 1992, with respect to the financial statements of Johnstown Savings Bank included in the Registration Statement (Form S-4 No. 33-52837) and related Prospectus of USBANCORP, Inc. for the registration of 988,260 shares of its common stock.

                                                              ERNST & YOUNG

April 27, 1994
Pittsburgh, Pennsylvania